QuickLinks -- Click here to rapidly navigate through this document

Exhibit 4.3

Number
Shares
STR
	Common Stock	Common Stock
CUSIP 863433 10 8

STROUD ENERGY, INC.

Incorporated under the Laws of the State of Delaware

        THIS CERTIFIES THAT **[SPECIMEN STAMP]**

is the owner of **[ZERO (0)]**

fully paid and nonassessable shares of Common Stock, $.001 par value per share, of

Stroud Energy, Inc. (the "Corporation"), transferable on the books of the Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid unless countersigned and registered by the Transfer Agent.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED _______________

/s/ Stephen M. Clark Secretary	[STROUD ENERGY, INC. SEAL]	/s/ Patrick J. Noyes Chairman, President and CEO

Countersigned & Registered:
American Stock Transfer & Trust Company
            (New York, New York)
            TRANSFER AGENT AND REGISTRAR

By: _________________________________
      Authorized Officer

STROUD ENERGY, INC.

        THIS CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE POWERS, DEISGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF, WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

        KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE COMPANY WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	_____________ Custodian ___________
TEN ENT	—	as tenants by the entireties		(Cust) (Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act of __________________________________ (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ________________ HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

(Please Insert Social Security or other Identifying Number of Assignee)

________________ (_______) shares of the capital stock represented by this Certificate and do hereby irrevocably constitute and appoint _____________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

QuickLinks

  Exhibit 4.3